UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                  CURRENT REPORT
                          PURSUANT TO SECTION 13 OR 15 (d)
                      OF THE SECURITIES EXCHANGE ACT OF 1934

        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) JANUARY 16, 2003

                         NUTRITIONAL SOURCING CORPORATION
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

              Delaware                 33-63372           65-0415593
   ------------------------------  ---------------  ----------------------
    (State or other jurisdiction    (Commission        (I.R.S. employer
         of incorporation)           File Number)     identification no.)


           1300 N.W. 22nd Street
           Pompano Beach, Florida                     33069
  ----------------------------------------    -----------------------
  (Address of principal executive offices)         (Zip code)

     Registrant's telephone number, including area code: (954) 977-2500
                                                         ---------------

     Registrant's former name
     ------------------------


ITEM 5.  OTHER EVENTS AND REGULATION FD DISCLOSURE

 Nutritional Sourcing Corporation (the "Company") filed its monthly operating report for the period extending from November 3, 2002 through November 30, 2002 (the "Operating Report") with the United States Bankruptcy Court for the District of Delaware, from which certain excerpted financial information is attached hereto as Exhibit 99.1. This report was filed in connection with the Company's voluntary petition for reorganization under Chapter 11 of Title 11 of the United States Bankruptcy Code in Case No. 02-12550.

 The Company cautions readers not to place reliance upon the information contained therein. The Operating Report contains unaudited information, is limited in scope, covers a limited time period and is in the format prescribed by the applicable bankruptcy laws. There can be no assurance that the Operating Report is complete. The Company also cautions readers to read the Cautionary Statement contained as part of the Operating Report.

ITEM 7  FINANCIAL INFORMATION, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

                  (c)      Exhibit.      Document Description

                           99.1 Monthly Operating Report for the Period November 3, 2002 to
                                         November 30, 2002.




SIGNATURE

      Pursuant to the requirement of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                             Nutritional Sourcing Corporation

January 16, 2003             By: /s/ Daniel J. O'Leary
                                 ---------------------------
                                 Daniel J. O'Leary
                                 Executive Vice President
                                 And Chief Financial Officer















































                      UNITED STATES BANKRUPTCY COURT
                       FOR THE DISTRICT OF DELAWARE

-----------------------------------------------------------------------------

In re:                                               Case No.:  02-12550 (PJW)
Nutritional Sourcing Corporation

-----------------------------------------------------------------------------

                     MONTHLY OPERATING REPORT FOR THE
               PERIOD NOVEMBER 3, 2002 TO NOVEMBER 30, 2002



      The undersigned declares under penalty of perjury (28 U.S.C. Section
 1746) that this report is true and correct to the best of my knowledge.


Date: January 3, 2003


Nutritional Sourcing Corporation


By: /s/ Daniel J. O'Leary
    ---------------------------
    Daniel J. O'Leary
    Executive Vice President
    And Chief Financial Officer































NUTRITIONAL SOURCING CORPORATION
U.S. TRUSTEE MONTHLY OPERATING REPORT
FOR THE PERIOD NOVEMBER 3, 2002 TO NOVEMBER 30, 2002

I.  Nutritional Sourcing Corporation (Parent Only)
    Unaudited Special-Purpose Financial Statements

  A. Special-Purpose Statement of Operations for the period
     November 3, 2002 to November 30, 2002
  B. Special-Purpose Balance Sheet as of November 30, 2002
     and September 4, 2002
  C. Cash Receipts and Disbursements for the period September 4, 2002 to November 30, 2002
  D. Schedule of Professional Fees and Expenses for the period
     September 4, 2002 to November 30, 2002
  E. Summary of Post Petition Taxes for the period September 4, 2002 to November 30, 2002
  F. Accounts Receivable Reconciliation and Aging as of November 30, 2002


II.  Debtor Questionnaire








































NUTRITIONAL SOURCING CORPORATION
SPECIAL-PURPOSE STATEMENT OF OPERATIONS
(Unaudited)
-----------------------------------------------------------------------------
(DOLLARS IN THOUSANDS)

                                                                              CUMULATIVE FILING
                                                              PERIOD               TO DATE
                                                        -----------------     -----------------
                                                         NOVEMBER 3, 2002     SEPTEMBER 4, 2002
                                                               TO                     TO
                                                        NOVEMBER 30, 2002     NOVEMBER 30, 2002
                                                        -----------------     -----------------
SALES                                                    $          0          $          0

Cost of Sales                                                       0                     0
                                                        -----------------     -----------------

GROSS MARGIN                                                        0                     0

Selling, general and administrative expenses                        0                     0
                                                        -----------------     -----------------

OPERATING PROFIT                                                    0                     0

Interest income (expense):
  Interest income                                               1,315                 3,944
  Interest expense: amortization of original
     issue discount                                               (36)                 (109)
                                                        -----------------     -----------------
Net interest income                                             1,279                 3,835
                                                        -----------------     -----------------

NET INCOME (LOSS) BEFORE REORGANIZATION ITEMS AND TAXES         1,279                 3,835

Reorganization items                                                0                   995
                                                        -----------------     -----------------

NET INCOME (LOSS) BEFORE TAXES                                  1,279                 2,840

Income Tax expense                                                  0                   174
                                                        -----------------     -----------------

NET INCOME (LOSS) BEFORE EARNINGS OF SUBSIDIARIES               1,279                 2,666

Equity in earnings (loss) of subsidiaries                      (1,210)               (3,979)
                                                        -----------------     -----------------

NET INCOME (LOSS)                                        $         69          $     (1,313)
                                                        =================     =================
















NUTRITIONAL SOURCING CORPORATION
SPECIAL-PURPOSE BALANCE SHEET
(Unaudited)
-----------------------------------------------------------------------------
(DOLLARS IN THOUSANDS, EXCEPT SHARE DATA)

                                                                        AS OF
                                                            ------------------------------
                                                             NOVEMBER 30,    SEPTEMBER 4,
                                                                 2002           2002
                                                            --------------  --------------
ASSETS

CURRENT ASSETS
  Cash & cash equivalents                                    $          0    $          0
  Accounts receivable                                              13,351           9,662
  Notes receivable, net of Unamortized Premium of
     $785 and $1,040 as of November 30, 2002
     and September 4, 2002, respectively                          161,498         161,243
  Prepaid expenses                                                  1,038           1,660
                                                            --------------  --------------

TOTAL CURRENT ASSETS                                              175,887         172,565

  Bond issue costs ? 1993 issue                                       316             426
  Deferred tax asset ? original issue discount                      1,579           1,209
  Equity in subsidiaries                                           55,838          59,817
                                                            --------------  --------------

TOTAL ASSETS                                                 $    233,620    $    234,017
                                                            ==============  ==============

LIABILITIES AND STOCKHOLDERS' EQUITY

CURRENT LIABILITIES
  Interest Payable                                          $          0    $      9,977
  Bonds Payable, net of Unamortized Discount of
     $1,052 as of September 4, 2002                                    0         176,231
  Deferred income taxes payable                                      544               0
  Intercompany payable                                               373          11,203
                                                           --------------  --------------

TOTAL CURRENT LIABILITIES                                            917         197,411

  Other liabilities                                                    0               0
                                                           --------------  --------------

TOTAL LIABILITIES NOT SUBJECT TO COMPROMISE                          917               0

LIABILITIES SUBJECT TO COMPROMISE                                197,411         197,411

  Common stock ($0.10 par value)                                       0               0
  Additional paid in capital                                      91,500          91,500
  Retained earnings (deficit)                                    (56,208)        (54,894)
                                                           --------------  --------------

TOTAL LIABILITIES & STOCKHOLDERS' EQUITY                    $    233,620    $    234,017
                                                           ==============  ==============

Memo:
LIABILTIES SUBJECT TO COMPROMISE
  Notes payable                                             $    176,231
  Interest payable                                                 9,977
  Intercompany payable                                            11,203
                                                           --------------
                                                            $    197,411
                                                           ==============


NUTRITIONAL SOURCING CORPORATION
CASH RECEIPTS AND DISBURSEMENTS
(Unaudited)
-----------------------------------------------------------------------------
(DOLLARS IN THOUSANDS)

                                              PERIOD                 CUMULATIVE FILING TO DATE
                                 ------------------------------    -----------------------------
                                     FROM NOVEMBER 3, 2002             FROM SEPTEMBER 4, 2002
                                      TO NOVEMBER 30, 2002              TO NOVEMBER 30, 2002
                                 ------------------------------    -----------------------------

                                    ACTUAL          PROJECTED         ACTUAL         PROJECTED
                                 -------------    -------------    ------------    -------------
Cash Receipts:
  Loans and advances              $         0      $       834      $      300      $     3,089
                                 -------------    -------------    ------------    -------------

  CASH INFLOWS                              0              834             300            3,089
                                 -------------    -------------    ------------    -------------

Cash Disbursements:
  Professional fees (1)                     0              830             300            3,075
  U.S. Trustee fees                         0                4               0               14
                                 -------------    -------------    ------------    -------------

  CASH OUTFLOWS                             0              834             300            3,089
                                 -------------    -------------    ------------    -------------

  NET CASH INFLOWS (OUTFLOWS)     $         0      $         0      $        0      $         0
                                 =============    =============    ============    =============


(1) The actual expenses for the period were paid by the subsidiaries of the Company and recorded by the Company as an intercompany payable.




























NUTRITIONAL SOURCING CORPORATION
SCHEDULE OF PROFESSIONAL FEES AND EXPENSES
(Unaudited)
-----------------------------------------------------------------------------

                                        FOR THE PERIOD SEPTEMBER 4, 2002 TO NOVEMBER 30, 2002
                                   -------------------------------------------------------------
                                      BILLED
NAME                                  AMOUNT           PAID           UNPAID           TOTAL
----                               -------------   -------------   -------------   -------------
Alvarez & Marsal (1)                $    82,091     $    82,091     $         0     $    82,091

Gavin Anderson (1)                       34,459          34,459               0          34,459

Jeffries & Company (1)                  181,935         181,935               0         181,935

Other (1)                                 1,514           1,514               0           1,514
                                   -------------   -------------   -------------   -------------

TOTAL                               $   299,999     $   299,999     $         0     $   299,999
                                   =============   =============   =============   =============

(1) These payments were made prior to the date the Company filed to convert, from involuntary to voluntary, the petition for protection under Chapter 11 of the United States Bankruptcy Code, but subsequent to the date the involuntary petition was filed.



































NUTRITIONAL SOURCING CORPORATION
SUMMARY OF POSTPETITION TAXES FROM THE PERIOD SEPTEMBER 4, 2002
  TO NOVEMBER 30, 2002
(Unaudited)
-----------------------------------------------------------------------------
(DOLLARS IN THOUSANDS)


                        Beginning     Amount                                          Ending
                           Tax      Withheld or    Amount       Date      Check No.     Tax
                        Liability     Accrued       Paid        Paid       or EFT    Liability
                       -----------  -----------  ----------  ----------  ----------  ----------
FEDERAL:

  Income:
    Accrued provision   $       0    $     544    $      0    $      0    $      0    $    544
                       -----------  -----------  ----------  ----------  ----------  ----------

TOTAL                   $       0    $     544    $      0    $      0    $      0    $    544
                       ===========  ===========  ==========  ==========  ==========  ==========











































NUTRITIONAL SOURCING CORPORATION
ACCOUNTS RECEIVABLE RECONCILIATION AND AGING
(Unaudited)
-----------------------------------------------------------------------------
(DOLLARS IN THOUSANDS)


                                                                               AS OF
                                                                         NOVEMBER 30, 2002
                                                                        ------------------
ACCOUNTS RECEIVABLE RECONCILIATION:
  Total Accounts Receivable at the beginning of the reporting period        $    12,121

  + Amounts billed during the period                                              1,230

  - Amounts collected during the period                                               0
                                                                        ------------------
  Total Accounts Receivable at the end of the reporting period              $    13,351
                                                                        ==================


                                                                               AS OF
                                                                         NOVEMBER 30, 2002
                                                                        ------------------
ACCOUNTS RECEIVABLE AGING:
  0 - 30 days old                                                           $     1,230

  31 - 60 days old                                                                1,230

  61 - 90 days old                                                                1,230

  91+ days old                                                                    9,661
                                                                        ------------------
  Total Accounts Receivable                                                      13,351

  Amounts considered uncollectible (Bad Debt)                                         0
                                                                        ------------------
  Accounts Receivable (Net)                                                 $    13,351
                                                                        ==================






















                      UNITED STATES BANKRUPTCY COURT
                       FOR THE DISTRICT OF DELAWARE

 CASE NAME: Nutritional Sourcing Corporation    CASE NO.:  02-12550 (PJW)
            --------------------------------               --------------

             FOR THE PERIOD SEPTEMBER 4, 2002 TO NOVEMBER 30, 2002


                          DEBTOR QUESTIONAIRRE


 1.  Have any assets been sold or transferred outside
     the normal course of business this reporting
     period?  If yes, provide an explanation below.       Yes ( )      No (x)

 2.  Have any funds been disbursed from any account
     other than a debtor in possession account this
     reporting period?  If yes, provide an explanation
     below.                                               Yes ( )      No (x)

 3.  Have all postpetition tax returns been timely
     filed?  If no, provide an explanation below.         Yes (x)      No ( )

 4.  Are worker's compensation, general liability
     and other necessary insurance coverages in
     effect?  If no, provide an explanation below.        Yes (x)      No ( )


































NUTRITIONAL SOURCING CORPORATION
CAUTIONARY STATEMENT WITH RESPECT TO OPERATING REPORTS

------------------------------------------------------------------------------

 The Company cautions readers not to place undue reliance upon the information contained in the monthly operating report (the "Operating Report"). The Operating Report contains unaudited information, is limited in scope, covers a limited time period and is in a format prescribed by the applicable bankruptcy laws. There can be no assurance that the Operating Report is complete. The Operating Report contains information for periods which may be shorter or otherwise different from those contained in the Company's reports pursuant to the Securities Exchange Act of 1934, as amended (the "Exchange Act"). Such information may not be indicative of the Company's financial condition or operating results for the periods reflected in the Company's financial statements or in its reports pursuant to the Exchange Act and readers are cautioned to refer to the Exchange Act filings. Moreover, the Operating Report and other communications from the Company may include forward-looking statements subject to various assumptions regarding the Company's operating performance that may not be realized and are subject to significant business, economic and competitive uncertainties and contingencies, including those described in this report, many of which are beyond the Company's control. Consequently such matters should not be regarded as a representation or warranty by the Company that such matters will be realized or are indicative of the Company's financial condition or operating results for future periods or the periods covered in the Company's reports pursuant to the Exchange Act. Actual results for such periods may differ materially from the information contained in the Operating Report and the Company undertakes no obligation to update or revise the Operating Report.

 The Operating Report, as well as other statements made by the Company, may contain forward-looking statements that reflect, when made, the Company's current views with respect to current events and financial performance. Such forward-looking statements are and will be, as the case may be, subject to many risks, uncertainties and factors relating to the Company's operations and business environment which may cause the actual results of the Company to be materially different from any future results, express or implied, by such forward-looking statements. Factors that could cause actual results to differ materially from these forward-looking statements include, but are not limited to, the following: the ability of the Company to continue as a going concern; the Company's ability to obtain court approval with respect to motions in the Chapter 11 proceeding prosecuted by it from time to time; the ability of the Company to develop, prosecute, confirm and consummate a plan of reorganization with respect to its Chapter 11 case; risks associated with third parties eventually attempting to obtain court approval to terminate or shorten the exclusivity period for the Company to propose and confirm a plan of reorganization, for the appointment of a Chapter 11 trustee or to convert the case to a Chapter 7 case; the potential adverse impact of the Chapter 11 case on the Company's results of operations; the ability of the Company to fund and execute its business plan; and the ability of the Company to attract, motivate and/or retain key executives and associates. Other risk factors are listed from time to time in the Company's SEC reports, including, but not limited to the Annual Report on Form 10-K for the year ended November 3, 2001 and the quarterly report on Form 10-Q for the Company's most recent fiscal quarter. Nutritional Sourcing Corporation disclaims any intention or obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

 Similarly, these and other factors, including the terms of any reorganization plan ultimately confirmed, can affect the value of the Company's various pre -petition liabilities, common stock and/or other equity securities. No assurance can be given as to what values, if any, will be ascribed in the bankruptcy proceedings to each of these constituencies. A plan of reorganization could result in holders of the Company's common stock receiving no value for their interests. Because of such possibilities, the value of the common stock is highly speculative. Accordingly, the Company urges that the appropriate caution be exercised with respect to existing and future investments in any of these liabilities and/or securities.